UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 5, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-27183               77-0443392
 ----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

                  475 Concar Drive, San Mateo, California 94402
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1    Press Release issued by E.piphany, Inc. dated April 5, 2004

ITEM 9.     REGULATION FD DISCLOSURE

        This current report on Form 8-K is being furnished to report information pursuant to Item 12 - Results of Operations and Financial Condition. See Item 12 below.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 5, 2004, E.piphany, Inc. issued a press release announcing results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      E.PIPHANY, INC.


                                                      /s/ Kevin Yeaman
                                                      --------------------------
                                                      Kevin J. Yeaman
                                                      Chief Financial Officer

Date:  April 5, 2004

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             Press Release issued by E.piphany, Inc. dated April 5, 2004